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                                                                  Exhibit (j)(2)

                               CONSENT OF COUNSEL


        We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 29 to the Registration Statement of the Fifth Third Funds on Form N-1A under the Securities Act of 1933, as amended.


                                                    /s/ Ropes & Gray
                                                    ----------------

                                                    Ropes & Gray

Washington, D.C.
December 30, 2002



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